UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2015

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund – Class J Shares – returned 8.49% for the year ended May 31, 2015, compared to a return of 8.71% for the Russell 3000 Value Index. Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
During the twelve months ended May 31, 2015, the U.S. equity markets continued the upward trend of the last few years. In the U.S., consumer confidence increased, while initial unemployment claims decreased, and inflation remained relatively low. Amid these positive signs, the price of oil collapsed in late 2014 as demand slowed and excess capacity began to build. While this was a negative for many energy companies and producers of oil, it was a positive for oil consumers, including businesses and individuals and over the twelve month period the Fund’s low exposure to energy company stocks was a positive contributor to performance. Typically, very few energy companies qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity.

For U.S. companies with business overseas, the strengthening U.S. dollar weighed on results, impacting the translated revenues and earnings of international business segments. Further, economic growth rates slowed in many emerging markets during the period, particularly in China. In Europe, lending rates fell as the European Union moved to stimulate the economy, further driving down the euro against the already strong U.S. dollar.

In the current climate of a relatively strong U.S. economy, and softer international economies, we have seen continued reports of U.S. stocks hitting all-time highs. While it is difficult to forecast near-term challenges for the U.S. economy at present, we believe that in times of exuberant stock valuations, it is important that investors exercise investment discipline, particularly regarding valuation. We believe that the Fund’s focus on relatively inexpensive stocks that have delivered consistently high profitability is a prudent strategy in the current environment.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund and believe it has provided the foundation for the Fund’s market performance. From a valuation perspective, Jensen aims to hold high-quality businesses at reasonable prices. We believe that attention to valuation can provide a measure of downside protection in the event of a market correction and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
In keeping with the Fund’s principal investment strategies, stock selection was determined by the Jensen Quality Value investment process which utilizes a multi-factor model based on business fundamentals that emphasize stock price valuation. For the year ended May 31, 2015, the Fund’s performance relative to the benchmark was aided by an underweight in the Energy sector and an overweight in the Consumer Discretionary and Information Technology sectors. Specific companies within the Industrial, Telecommunications, and Health Care sectors also helped boost performance.

Relative to the benchmark, the Fund’s performance was dampened by an underweight in the Financial sector, and an overweight in the Industrial and Materials sectors. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Consumer Discretionary, Consumer Staples, and Information Technology sectors. As of May 31, 2015, there were 73 companies held in the Jensen Quality Value Fund.

The top contributor to fund performance for the year ended May 31, 2015, was International Game Technology (IGT), a technology company that creates machines, operational software, and content for the entertainment, lottery, and gaming industries, including casino management companies and governments. On July 16, 2014, IGT announced that it was being acquired by rival GTECH S.p.A., an Italian company. Following the announcement, the stock price rose as investors absorbed the news. IGT was selected for the Jensen Quality Value Fund because of its compelling valuation at the time of purchase. Other notable companies that contributed positively to portfolio performance were USANA Health Sciences, CIGNA Corporation, and Best Buy Co.

The largest negative contributor to fund performance for the year ended May 31, 2015, was Avon Products, a manufacturer and marketer of beauty and personal care products. Throughout the twelve-month period, Avon announced earnings results and future expectations that disappointed investors, driving weak performance of the stock. Avon Products was selected for the Jensen Quality Value Fund due to its attractive valuation at the time of purchase. Other notable companies that weighed down relative performance were Apollo Education, Owens-Illinois, and Pitney Bowes.

Annual Report	Jensen Quality Value Fund	1

The Jensen Quality Value Fund’s Strategy
The Jensen Quality Value discipline seeks to invest in the most undervalued businesses in the Jensen investment universe that comprise what we believe are high quality companies that have demonstrated sustainable profitability over the long term - these companies typically exhibit traditional “value” characteristics.

As the investment adviser to both the Jensen Quality Growth Fund and the Jensen Quality Value Fund, we select companies from the same universe of high Return on Equity companies. The traditional definitions of “growth” and “value” investing deliver divergent groups of stocks, judged by such measures as price-to-earnings, price-to-book value and earnings growth. The primary emphasis on stock valuation for the Jensen Quality Value Fund results in a mix of small, medium, and large-capitalization companies, with the greatest concentration in mid-caps. In addition, we expect the Value strategy’s sensitivity to valuation to result in significant portfolio turnover. Nonetheless, the companies in our investment universe must continue to meet a minimum 15% Return on Equity per year, as determined by Jensen, which we consider a fundamental requirement for profitable business operations and a high-quality company.

We believe the Jensen Quality Value Fund offers important diversification benefits, and that our research into this strategy and years of analyzing our universe of quality, high Return on Equity companies, represents a meaningful competitive advantage. We invite you to find additional information about the Jensen Quality Value Fund at www.jenseninvestment.com.

We appreciate and thank you for your confidence in Jensen.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 31, 2015 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit or protect against loss in a declining market.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged, and one cannot invest directly in the Index.

RETURN ON EQUITY is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Earnings growth is the annual rate of growth of earnings from investments.

EARNINGS PER SHARE GROWTH (EPS GROWTH) is the year-over-year percent change in a company’s earnings per share.

PRICE/BOOK (P/B) RATIO is calculated by dividing the current price of the stock by the company’s book value per share.

PRICE/EARNINGS (P/E) RATIO is a measure that compares the price of a stock to the earnings of the underlying company. The trailing P/E ratio is calculated by dividing current price of the stock by the company’s past year earnings per share. The leading (forward) P/E ratio is calculated by dividing current price of the stock by the company’s predicted future year earnings per share, as determined by market consensus.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

To obtain a prospectus for the Jensen Quality Growth Fund, call 1.800.992.4144 or visit www.jenseninvestment.com. The fund’s investment objectives, risks, fees and expenses, must be considered carefully before investing. The prospectus contains this and other important information about the investment company. Please read it carefully before investing.

The Quality Growth Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

The Jensen Funds are distributed by Quasar Distributors, LLC.
(06/15)

2	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended May 31, 2015 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	8.49%	19.58%	14.15%	12.17%
Russell 3000 Value Index	8.71%	19.84%	15.39%	13.60%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended May 31, 2015 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	8.67%	19.73%	14.31%	12.34%
Russell 3000 Value Index	8.71%	19.84%	15.39%	13.60%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Annual Report

Investments by Sector as of May 31, 2015
(as a Percentage of Total Investments) (Unaudited)

Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
May 31, 2015

Assets:
Investments, at value (cost $33,361,909)	$33,898,810
Income receivable	79,818
Receivable for capital stock issued	76
Other Assets	17,609
Total Assets	33,996,313

Liabilities:
Payable for 12b-1 fees - Class J	34,325
Payable to Adviser	9,277
Payable to affiliates	20,540
Accrued expenses and other liabilities	10,002
Total Liabilities	74,144
Net Assets	$33,922,169

Net Assets Consist of:
Capital stock	$29,327,110
Accumulated undistributed net investment income	73,946
Accumulated net realized gain	3,984,212
Unrealized appreciation on investments	536,901
Total Net Assets	$33,922,169

Net Assets Consist of:
Class J Shares:
Net Assets	$22,885,129
Shares of beneficial interest outstanding	1,722,578
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$13.29
Class I Shares:
Net Assets	$11,037,040
Shares of beneficial interest outstanding	832,405
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$13.26

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Annual Report

Schedule of Investments
May 31, 2015

Common Stocks - 99.06%

shares	Aerospace & Defense - 1.36%	value
6,030	Orbital ATK, Inc.	$461,295

shares	Air Freight & Logistics - 1.32%	value
7,270	CH Robinson Worldwide, Inc.	$448,777

shares	Beverages - 2.71%	value
11,220	Coca-Cola Co.	$459,571
4,750	PepsiCo, Inc.	$458,043
		$917,614

shares	Biotechnology - 1.40%	value
4,220	Gilead Sciences, Inc.	$473,779

shares	Capital Markets - 1.35%	value
9,550	Waddell & Reed Financial, Inc. - Class A	$456,299

shares	Chemicals - 1.35%	value
3,490	Terra Nitrogen Company, L.P.	$457,051

shares	Commercial Services & Supplies - 3.99%	value
7,010	Deluxe Corp.	$447,448
16,600	Herman Miller, Inc.	$459,820
20,380	Pitney Bowes, Inc.	$445,303
	$1,352,571

shares	Communications Equipment - 1.36%	value
15,710	Cisco Systems, Inc.	$460,460

shares	Consumer Finance - 1.35%	value
8,080	PRA Group, Inc. (a)	$458,620

shares	Containers & Packaging - 1.31%	value
18,610	Owens-Illinois, Inc. (a)	$444,779

shares	Distributors - 1.32%	value
4,960	Genuine Parts Co.	$448,731

shares	Diversified Consumer Services - 1.39%	value
28,450	Apollo Education Group, Inc. - Class A (a)	$471,701

shares	Diversified Financial Services - 1.33%	value
4,350	McGraw-Hill Financial, Inc.	$451,313

shares	Electrical Equipment - 1.38%	value
7,770	Emerson Electric Co.	$468,609

shares	Food & Staples Retailing - 1.34%	value
6,120	Wal-Mart Stores, Inc.	$454,532

shares	Food Products - 2.76%	value
9,930	Campbell Soup Co.	$480,016
8,150	General Mills, Inc.	$457,623
		$937,639

shares	Health Care Equipment & Supplies - 6.76%	value
6,850	Baxter International, Inc.	$456,279
5,920	Medtronic PLC (b)	$451,814
6,240	St. Jude Medical, Inc.	$460,200
5,300	Varian Medical Systems, Inc. (a)	$458,980
4,070	Zimmer Holdings, Inc.	$464,347
	$2,291,620

shares	Health Care Providers & Services - 2.81%	value
3,490	Cigna Corp.	$491,497
3,840	UnitedHealth Group, Inc.	$461,606
		$953,103

shares	Hotels, Restaurants & Leisure - 4.07%	value
8,320	Brinker International, Inc.	$459,098
3,360	Cracker Barrel Old Country Store, Inc.	$474,028
4,660	McDonald’s Corp.	$447,034
	$1,380,160

shares	Household Durables - 1.34%	value
6,900	Tupperware Brands Corp.	$453,606

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Household Products - 2.73%	value
3,340	Energizer Holdings, Inc.	$473,245
5,770	Procter & Gamble Co.	$452,310
		$925,555

shares	Internet Software & Services - 1.36%	value
6,930	j2 Global, Inc.	$460,221

shares	IT Services - 6.82%	value
2,680	International Business Machines Corp.	$454,662
16,920	NeuStar, Inc. - Class A (a)	$462,254
10,380	Syntel, Inc. (a)	$493,154
11,610	Teradata Corp. (a)	$452,093
20,710	Western Union Co.	$454,585
	$2,316,748

shares	Life Sciences Tools & Services - 1.36%	value
3,460	Waters Corp. (a)	$462,325

shares	Machinery - 5.46%	value
5,300	Caterpillar, Inc.	$452,196
7,390	Crane Co.	$447,317
5,230	Deere & Co.	$489,946
10,800	ITT Corp.	$460,944
	$1,850,403

shares	Media - 2.69%	value
8,000	John Wiley & Sons, Inc. - Class A	$464,160
6,000	Omnicom Group, Inc.	$447,180
		$911,340

shares	Metals & Mining - 1.34%	value
5,270	Compass Minerals International, Inc.	$454,063

shares	Multiline Retail - 2.72%	value
6,230	Nordstrom, Inc.	$452,547
5,920	Target Corp.	$469,575
		$922,122

shares	Oil, Gas & Consumable Fuels - 1.34%	value
5,350	Exxon Mobil Corp.	$455,820

shares	Personal Products - 4.05%	value
68,340	Avon Products, Inc.	$459,245
8,940	Herbalife Ltd. (a)(b)	$465,148
8,900	Nu Skin Enterprises, Inc. - Class A	$450,340
	$1,374,733

shares	Pharmaceuticals - 2.71%	value
4,490	Johnson & Johnson	$449,629
13,540	Pfizer, Inc.	$470,515
		$920,144

shares	Professional Services - 1.36%	value
3,600	Dun & Bradstreet Corp.	$460,548

shares	Road & Rail - 1.42%	value
7,390	Landstar System, Inc.	$483,306

	Semiconductors & Semiconductor Equipment
shares	- 2.76%	value
9,870	Linear Technology Corp.	$472,279
8,330	Texas Instruments, Inc.	$465,814
		$938,093

shares	Software - 2.70%	value
9,780	Microsoft Corp.	$458,291
10,520	Oracle Corp.	$457,515
		$915,806

shares	Specialty Retail - 5.48%	value
6,470	Bed Bath & Beyond, Inc. (a)	$461,440
13,510	Best Buy Company, Inc.	$468,797
10,590	Buckle, Inc.	$450,922
10,260	Hibbett Sports, Inc. (a)	$477,603
	$1,858,762

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Annual Report

Schedule of Investments continued

	Technology Hardware, Storage & Peripherals
shares	- 2.70%	value
10,360	Lexmark International, Inc.	$476,353
13,120	NetApp, Inc.	$438,208
		$914,561

shares	Textiles, Apparel & Luxury Goods - 2.65%	value
12,440	Coach, Inc.	$440,003
3,530	Ralph Lauren Corp. - Class A	$460,312
		$900,315

shares	Tobacco - 4.07%	value
6,480	Lorillard, Inc.	$469,670
5,440	Philip Morris International, Inc.	$451,901
20,830	Vector Group Ltd.	$460,551
		$1,382,122

shares	Trading Companies & Distributors - 1.34%	value
1,890	WW Grainger, Inc.	$454,224

Total Common Stocks		value
(Cost $33,066,569)		$33,603,470

Short-Term Investments - 0.87%

shares		value
295,340	Fidelity Institutional Money
	Market Portfolio - Class I, 0.10% (c)	$295,340

Total Short-Term Investments		value
(Cost $295,340)		$295,340

Total Investments		value
(Cost $33,361,909) - 99.93%		$33,898,810
Other Assets in Excess of Liabilities - 0.07%		$23,359
TOTAL NET ASSETS - 100.00%		$33,922,169

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Foreign issued security.
(c) Variable rate security; the rate shown represents the rate at May 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	9

Statement of Operations
For the Year Ended May 31, 2015

Investment Income:
Dividend income	$636,118
Interest income	268
636,386
Expenses:
Investment advisory fees	232,952
12b-1 - Class J	52,805
Administration fees	39,344
Federal and state registration fees	32,918
Fund accounting fees	28,316
Transfer agent fees	19,994
Custody fees	16,532
Audit and tax fees	16,498
Legal fees	15,348
Reports to shareholders	9,889
Chief Compliance Officer fees and expenses	7,510
Trustees’ fees and expenses	5,239
Transfer agent expenses	4,336
Shareholder servicing fees - Class I	1,987
Other	5,457
Total expenses	489,125
Less waivers and reimbursements by Adviser (Note 4)	(115,780)
Net expenses	373,345

Net Investment Income	263,041

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions	4,524,674
Change in unrealized appreciation (depreciation)
on investments	(2,268,249)
Net realized and unrealized gain on investments	2,256,425

Net Increase in Net Assets Resulting
from Operations	$2,519,466

Statements of Changes in Net Assets

	year ended	year ended
Operations:	May 31, 2015	May 31, 2014
Net investment income	$263,041	$157,796
Net realized gain on investment
transactions	4,524,674	4,055,418
Change in unrealized appreciation
(depreciation) on investments	(2,268,249)	383,392
Net increase in net assets resulting
from operations	2,519,466	4,596,606

	year ended	year ended
Capital Share Transactions:	May 31, 2015	May 31, 2014
Shares Sold - Class J	3,974,421	4,239,718
Shares Sold - Class I	2,179,122	1,599,932
Shares issued to holders in reinvestment
of dividends - Class J	2,667,558	1,384,424
Shares issued to holders in reinvestment
of dividends - Class I	1,382,398	478,633
Shares redeemed - Class J	(2,208,328)	(3,072,074)
Shares redeemed - Class I	(143,085)	(100,932)
Net increase in net assets from
capital share transactions	7,852,086	4,529,701

Dividends and Distributions to	year ended	year ended
Shareholders:	May 31, 2015	May 31, 2014
Net investment income - Class J	(133,315)	(104,530)
Net investment income - Class I	(86,605)	(51,509)
Net realized gains - Class J	(2,540,315)	(1,281,818)
Net realized gains - Class I	(1,295,794)	(427,123)
Total dividends and distributions	(4,056,029)	(1,864,980)
Increase in Net Assets	6,315,523	7,261,327

	year ended	year ended
Net Assets:	May 31, 2015	May 31, 2014
Beginning of year	$27,606,646	$20,345,319
End of year	$33,922,169	$27,606,646
Accumulated Undistributed Net
Investment Income	$73,946	$30,825

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Annual Report

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$13.99	$12.42	$9.81	$11.23	$9.34
Income from investment operations:
Net investment income(1)	0.11	0.08	0.14	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.05	2.54	2.73	(0.84)	1.87
Total from investment operations	1.16	2.62	2.87	(0.73)	1.97
Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.15)	(0.10)	(0.08)
Distributions from net realized gain on investments	(1.77)	(0.97)	(0.11)	(0.59)	—
Total distributions	(1.86)	(1.05)	(0.26)	(0.69)	(0.08)
Net asset value, end of period	$13.29	$13.99	$12.42	$9.81	$11.23
Total return	8.49%	21.48%	29.76%	(6.47)%	21.19%
Supplemental data and ratios:
Net assets, end of period (000’s)	$22,885	$19,408	$14,872	$11,062	$9,183
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.65%	1.75%	2.03%	2.08%	2.78%
After waivers and reimbursements of expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	0.39%	0.10%	0.48%	0.23%	(0.59)%
After waivers and reimbursements of expenses	0.79%	0.60%	1.26%	1.06%	0.94%
Portfolio turnover rate	119.76%	96.09%	121.35%	116.74%	120.51%

(1) Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	11

Financial Highlights
Class I

Per Share Data:	year ended May 31, 2015	year ended May 31, 2014	year ended May 31, 2013	year ended May 31, 2012	year ended May 31, 2011
Net asset value, beginning of period	$13.97	$12.42	$9.82	$11.24	$9.35
Income from investment operations:
Net investment income(1)	0.13	0.10	0.15	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.05	2.53	2.73	(0.84)	1.87
Total from investment operations	1.18	2.63	2.88	(0.72)	1.98
Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.17)	(0.11)	(0.09)
Distributions from net realized gain on investments	(1.77)	(0.97)	(0.11)	(0.59)	—
Total distributions	(1.89)	(1.08)	(0.28)	(0.70)	(0.09)
Net asset value, end of period	$13.26	$13.97	$12.42	$9.82	$11.24
Total return	8.67%	21.58%	29.91%	(6.30)%	21.33%
Supplemental data and ratios:
Net assets, end of period (000’s)	$11,037	$8,199	$5,473	$4,071	$3,503
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.42%	1.53%	1.80%	1.87%	2.61%
After waivers and reimbursements of expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	0.65%	0.33%	0.73%	0.44%	(0.42)%
After waivers and reimbursements of expenses	0.97%	0.76%	1.43%	1.21%	1.09%
Portfolio turnover rate	119.76%	96.09%	121.35%	116.74%	120.51%

(1) Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements

12	Jensen Quality Value Fund	Annual Report

Notes to Financial Statements
May 31, 2015

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

● Level 1 –	Quoted prices in active markets for identical securities.
● Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
● Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Annual Report	Jensen Quality Value Fund	13

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$33,603,470	$—	$—	$33,603,470
Short-Term
Investments	295,340	—	—	295,340
Total Investments	$33,898,810	$—	$—	$33,898,810

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. During the year ended May 31, 2015, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the year ended May 31, 2015.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2015, open Federal tax years include the tax years ended May 31, 2012 through 2015. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 were as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$1,101,554	$1,346,495
Long-Term Capital Gain	$2,954,475	$518,485
Short-Term Capital Gain	$—	$—

14	Jensen Quality Value Fund	Annual Report

The components of accumulated earnings (losses) on a tax basis as of May 31, 2015 were as follows:

Cost basis of investments for federal income
tax purposes	$33,445,440
Gross tax unrealized appreciation	2,403,292
Gross tax unrealized depreciation	(1,949,922)
Net tax unrealized appreciation	$453,370
Undistributed ordinary income	1,468,343
Undistributed long-term capital gain	2,673,346
Total distributable earnings	$4,141,689
Other accumulated gains	—
Total accumulated gains	$4,595,059

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

On June 23, 2015, the Fund declared and paid, respectively, a distribution from ordinary income of $61,452 and $36,242 for Class J and Class I shares, respectively, to shareholders of record as of June 22, 2015.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2015, no such reclassifications were required.

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 30, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% and 1.10% (the “Expense Limitation Caps”) of the Fund’s average daily net assets, for Class J and Class I shares, respectively. For the year ended May 31, 2015, expenses of $84,407 and $31,373 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2016	$127,143
May 31, 2017	$117,646
May 31, 2018	$115,780

5. Distribution and Shareholder Servicing Plan
The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund, which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing. During the year ended May 31, 2015, the Fund accrued expenses of $52,805 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $1,987 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of May 31, 2015, the Distributor was owed fees of $34,325 for 12b-1 fees relating to Class J shares and $2,943 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended May 31, 2015, the Fund incurred $39,344 in administration fees. At May 31, 2015, the Administrator was owed fees of $5,708.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. For the year ended May 31, 2015, the Fund incurred $28,316, $24,330, and $16,532 in fund accounting, transfer agency, and

Annual Report	Jensen Quality Value Fund	15

custody fees, respectively. At May 31, 2015, fees of $4,604, $4,045, and $4,929 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2015, the Fund was allocated $7,510 of the Trust’s Chief Compliance Officer fee. At May 31, 2015, fees of $1,254 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions
Transactions in shares of the Fund were as follows:

Class J Shares	year ended May 31, 2015	year ended May 31, 2014
Shares sold	289,459	314,389
Shares issued in reinvestment of dividends	202,685	103,022
Shares redeemed	(157,046)	(227,228)
Net increase	335,098	190,183

Class I Shares	year ended May 31, 2015	year ended May 31, 2014
Shares sold	151,223	117,981
Shares issued in reinvestment of dividends	105,233	35,692
Shares redeemed	(10,782)	(7,661)
Net increase	245,674	146,012

8. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2015, were $41,108,162 and $36,688,193, respectively. For the year ended May 31, 2015, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2015, Pershing, LLC, for the benefit of its customers, held 84.17% and 83.66% of the outstanding shares of Class J and Class I shares of the Fund, respectively.

10. Line of Credit
At May 31, 2015, the Fund had a line of credit in the amount of the lessor of $1,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 13, 2015. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by the Fund’s investments. The interest rate on outstanding principal amounts is equal to the banks prime rate (3.25% as of May 31, 2015). The credit facility is with the Fund’s custodian, US Bank. During the year ended May 31, 2015, the Fund did not utilize the line of credit.

16	Jensen Quality Value Fund	Annual Report

Report of Independent Registered Public Accounting Firm
To the Shareholders of Jensen Quality Value Fund and Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jensen Quality Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jensen Quality Value Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2015

Annual Report	Jensen Quality Value Fund	17

Expense Example – May 31, 2015

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 - May 31, 2015).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each share class of the Fund provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

18	Jensen Quality Value Fund	Annual Report

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2014 –
Jensen Quality Value Fund – Class J	December 1, 2014	May 31, 2015	May 31, 2015
Actual	$1,000.00	$1,007.40	$6.26
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2014 –
Jensen Quality Value Fund – Class I	December 1, 2014	May 31, 2015	May 31, 2015
Actual	$1,000.00	$1,007.90	$5.51
Hypothetical (5% return before expenses)	1,000.00	1,019.45	5.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status
The Fund designated 32.35% of dividends declared during the fiscal year ended May 31, 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 32.95% of dividends declared from net investment income during the fiscal year ended May 31, 2015 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 80.04% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2015.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Annual Report	Jensen Quality Value Fund	19

6. Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

20	Jensen Quality Value Fund	Annual Report

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;
●	information you give us orally; and
●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Annual Report	Jensen Quality Value Fund	21

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011–present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	38

Independent Manager, Ramius IDF, LLC (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010–2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

22	Jensen Quality Value Fund	Annual Report

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	38	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with three portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Secretary	Indefinite Term; Since May 29, 2015	Vice President, U.S. Bancorp Fund Services, LLC (April 2012–present); Research Associate, Vista360, LLC (May 2010–April 2012).	N/A	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014–present); Senior Vice President, Ariel Investments, LLC (2010–2013); Vice President, Ariel Investments, LLC (2003–2010).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2011–present), Student, Illinois State University (2006–2011).	N/A	N/A

Melissa Aguinaga 615 E. Michigan st. Milwaukee, WI 53202 Age: 27	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Annual Report	Jensen Quality Value Fund	23

Jensen Quality Value Fund

	Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JN-ANNUALQV	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2015	FYE 5/31/2014
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2015	FYE 5/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2015	FYE 5/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$22,500	$22,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	August 5, 2015

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	August 5, 2015

* Print the name and title of each signing officer under his or her signature.